FOUNDRY PARTNERS FUNDAMENTAL SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
July 31, 2020 (Unaudited)

COMMON STOCKS — 97.75%	Shares	Fair Value

Communications — 2.10%
IMAX Corporation(a)	49,964	$564,094
TEGNA, Inc.	296,047	3,487,433
		4,051,527
Consumer Discretionary — 13.09%
Adtalem Global Education, Inc.(a)	70,346	2,415,682
Bloomin' Brands, Inc.	208,923	2,406,793
Cooper Tire & Rubber Company	94,956	2,949,333
Deckers Outdoor Corporation(a)	4,526	947,066
Dunkin' Brands Group, Inc.	17,049	1,171,778
Group 1 Automotive, Inc.	44,130	3,707,803
Herman Miller, Inc.	59,767	1,400,341
KB Home	126,947	4,270,496
M/I Homes, Inc.(a)	67,543	2,811,815
ScanSource, Inc.(a)	43,587	1,000,322
Wolverine World Wide, Inc.	92,768	2,230,142
		25,311,571
Consumer Staples — 2.61%
Central Garden & Pet Company, Class A(a)	27,874	965,834
Pilgrim's Pride Corporation(a)	77,179	1,184,698
SpartanNash Company	62,520	1,314,483
Spectrum Brands Holdings, Inc.	29,296	1,586,671
		5,051,686
Energy — 2.41%
Cimarex Energy Company	20,613	504,194
CVR Energy, Inc.	37,181	713,875
Devon Energy Corporation	44,467	466,459
Enerplus Corporation	217,771	540,072
EnerSys	27,535	1,852,004
Hess Midstream L.P.	33,287	578,861
		4,655,465
Financials — 20.77%
AllianceBernstein Holding LP	101,148	2,873,615
Associated Banc-Corporation	220,556	2,831,940
Axos Financial, Inc.(a)	56,019	1,255,386
CNO Financial Group, Inc.	238,577	3,602,512
F.N.B. Corporation	307,674	2,279,864
First Midwest Bancorp, Inc.	272,259	3,303,864

Fulton Financial Corporation	212,960	2,065,712
Hancock Whitney Corporation	117,479	2,239,150
International Bancshares Corporation	14,960	455,083
MGIC Investment Corporation	328,164	2,713,916
Old National Bancorp	154,053	2,155,201
PennyMac Financial Services, Inc.	21,081	1,017,369
Pinnacle Financial Partners, Inc.	46,337	1,835,872
TCF Financial Corporation	51,219	1,408,010
Umpqua Holdings Corporation	148,557	1,611,843
Unum Group	142,586	2,456,757
Valley National Bancorp	87,593	654,320
Washington Federal, Inc.	78,845	1,840,242
WesBanco, Inc.	75,030	1,487,845
Wintrust Financial Corporation	48,378	2,070,578
		40,159,079
Health Care — 4.00%
AMN Healthcare Services, Inc.(a)	37,173	2,042,285
Emergent BioSolutions, Inc.(a)	10,413	1,158,341
Halozyme Therapeutics, Inc.(a)	40,962	1,113,757
Pacira BioSciences, Inc.(a)	20,052	1,054,936
Select Medical Holdings Corporation(a)	124,363	2,367,872
		7,737,191
Industrials — 15.06%
Advanced Energy Industries, Inc.(a)	26,696	1,964,025
Aegion Corporation(a)	70,174	1,082,083
ArcBest Corporation	39,139	1,189,434
Crane Company	18,683	1,056,897
Curtiss-Wright Corporation	18,542	1,652,463
EMCOR Group, Inc.	68,008	4,658,549
frontdoor, inc.(a)	38,911	1,634,067
Hillenbrand, Inc.	66,146	1,933,448
Hub Group, Inc., Class A(a)	22,764	1,204,216
Itron, Inc.(a)	53,056	3,690,575
Kennametal, Inc.	72,583	1,956,838
Korn Ferry	40,774	1,145,749
Oshkosh Corporation	30,538	2,403,951
Regal Beloit Corporation	38,492	3,540,109
		29,112,404
Materials — 10.28%
Alamos Gold, Inc., Class A	284,465	3,015,329
Cabot Corporation	76,696	2,797,870
Commercial Metals Company	87,717	1,813,988
Eagle Materials, Inc.	24,214	1,942,689
Kraton Corporation(a)	41,864	550,512

Minerals Technologies, Inc.	37,482	1,757,156
Owens Corning	23,044	1,393,471
Pan American Silver Corporation	87,308	3,261,827
UFP Industries, Inc.	57,429	3,343,516
		19,876,358
Real Estate — 8.68%
Apple Hospitality REIT, Inc.	82,990	731,972
Brandywine Realty Trust	164,483	1,781,351
CareTrust REIT, Inc.	100,727	1,815,101
CoreCivic, Inc.	87,010	775,259
DiamondRock Hospitality Company	266,337	1,230,477
Industrial Logistics Properties Trust	58,390	1,232,613
Kite Realty Group Trust	97,334	960,687
Lexington Realty Trust	334,184	3,876,533
Piedmont Office Realty Trust, Inc., Class A	108,002	1,750,712
PotlatchDeltic Corporation	33,560	1,436,704
Retail Opportunity Investments Corporation	110,034	1,196,070
		16,787,479
Technology — 14.97%
Arrow Electronics, Inc.(a)	28,359	2,031,072
ChipMOS Technology, Inc. - ADR	45,524	991,968
CSG Systems International, Inc.	65,526	2,760,610
Diodes, Inc.(a)	49,097	2,526,041
FLIR Systems, Inc.	28,091	1,170,271
j2 Global, Inc.(a)	15,800	896,176
Jabil, Inc.	59,508	2,074,449
KBR, Inc.	186,414	4,145,847
NextGen Healthcare, Inc.(a)	79,241	1,158,503
Omnicell, Inc.(a)	19,406	1,364,048
Sanmina Corporation(a)	93,904	2,787,070
Science Applications International Corporation	23,480	1,877,930
Sykes Enterprises, Inc.(a)	34,323	942,510
Verint Systems, Inc.(a)	18,777	842,900
Vishay Intertechnology, Inc.	214,871	3,371,326
		28,940,721
Utilities — 3.78%
ALLETE, Inc.	54,230	3,215,839
Otter Tail Corporation	9,364	358,173
Portland General Electric Company	84,514	3,729,603
		7,303,615

Total Common Stocks (Cost $193,103,325)		188,987,096

MONEY MARKET FUNDS - 3.41%

Federated Hermes Government Obligations Fund, Institutional Class, 0.06%(b)	6,595,822	6,595,822

Total Money Market Funds (Cost $6,595,822)		6,595,822

Total Investments — 101.16% (Cost $199,699,147)		195,582,918

Liabilities in Excess of Other Assets — (1.16)%		(2,247,951)

NET ASSETS — 100.00%		$193,334,967

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of July 31, 2020.

ADR	- American Depositary Receipt
REIT	- Real Estate Investment Trust

See accompanying notes which are an integral part of this schedule of investments.

At July 31, 2020, the cost and net unrealized appreciation (depreciation) of investments for federal tax purposes was as follows:

Gross unrealized appreciation	$18,777,072
Gross unrealized depreciation	(23,480,316)
Net unrealized appreciation/(depreciation) on investments	$(4,703,244)
Tax cost of investments	$200,286,162

At July 31, 2020, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and partnership basis adjustments.

Foundry Partners Fundamental Small Cap Value Fund

Notes to the Schedule of Investments

July 31, 2020 (Unaudited)

The Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund holds Real Estate Investment Trusts (“REITs”), which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the REIT’s underlying taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from REITs that represent a return of capital or capital gains are recorded as a reduction of the cost of the REITs or as a realized gain, respectively.

Securities Valuation and Fair Value Measurements – Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board of Trustees (“Board”). Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the pricing service of the Fund. These securities are categorized as Level 1 securities.

In accordance with the Valued Advisers Trust’s (the “Trust”) valuation policies, Foundry Partners, LLC (the “Adviser”) is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$188,987,096	$-	$-	$188,987,096
Money Market Funds	6,595,822	-	-	6,595,822
Total	$195,582,918	$-	$-	$195,582,918

*	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.